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                                                        Exhibit 23(a)


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the use of our report dated January 21, 1997, with respect to the financial statements of Intuit Services Corporation included in the Current Report (Form 8-K) of Checkfree Corporation.



                                        ERNST & YOUNG LLP





Palo Alto, California
January 24, 1997